                                                                   Exhibit 10.47

                           LICENSE SYSTEM ADDENDUM #1

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                             SEIKO EPSON CORPORATION

                                       and

                    PEERLESS SYSTEMS(R) IMAGING PRODUCTS, INC.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

                      LICENSE SYSTEM ADDENDUM #1 TO MASTER
                       TECHNOLOGY LICENSE AGREEMENT DATED
                                  APRIL 1, 2000

The License Software Addendum #1 ("this LSA #1") is entered into as of April 1, 2000 (the "Effective Date") by and between SEIKO EPSON Corporation, a Japanese corporation ("SEC") and Peerless Systems Imaging Products, Inc., a Washington corporation, with offices at 16613 SE 254/th/ Place, Covington, WA 98042 ("PSIP") a wholly owned subsidiary of PEERLESS Systems Corporation, a Delaware corporation, pursuant to the provisions of the Master Technology License Agreement between those Parties dated April 1, 2000 (the "MTLA"). That MTLA provides that SEC may be granted a license of certain Licensed Products from PSIP pursuant to one or more Addenda to the MTLA executed by SEC and PSIP. This LSA #1 is hereby made part thereof, and the terms and conditions of the MTLA are incorporated by reference herein. This LSA #1 includes the following Exhibits:

         Exhibit A - Description of License Granted
         Exhibit B - Payments and Payment Terms
         Attachment #1 - Summary of Authorized SEC Devices.

IN WITNESS WHEREOF, the Parties have executed this LSA #1 as of the Effective
Date:

SEIKO EPSON CORPORATION                         PEERLESS SYSTEMS IMAGING
                                                PRODUCTS, Inc.

By:                                             By:

/s/ Toru Oguchi                                 /s/ Howard Nellor
--------------------------------                --------------------------------
Name: Toru Oguchi                               Name: Howard Nellor
Title: Senior General Manager                   Title: President and CEO,
                                                Peerless Systems Corp.
Date: July 13, 2000                             Date: July 13, 2000


--------------------------------------------------------------------------------
(March 28, 2002)                  Page 1          Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

                            LICENSED SYSTEM ADDENDUM

1.0 DEFINITIONS. All capitalized terms used herein shall have the meaning specified in this LSA #1 or, if not defined herein, then the meaning specified in the MTLA. For terms that are defined in this Section 1 and in the MTLA, the definition provided herein shall govern for all purposes hereof.

1.1 "Derivative Product", with respect to any hardware product, means the main body of the Authorized SEC Device incorporating PSIP Material and any other components which shall be bundled with and be contained in a package with the main body of product at the time of SEC's shipment of that product to SEC's customer.

1.2 "Machine Executable Copy" includes anything designated as such under the MTLA and, without limiting the foregoing, any object code, machine executable version of any Derivative Work of any Current Release or Update Release licensed to SEC under this LSA #1.

1.3 "PSIP Materials" includes anything designated as such under the MTLA and, without limiting the foregoing, any of the foregoing incorporated in or underlying any Derivative Work created pursuant to Section 2 of this LSA #1.

1.4 "Bundled Product" in the context of this LSA #1 means that every unit of the designated SEC Authorized Device shipped will contain Adobe PostScript(R)3(TM).

1.5 "Unbundled Product" in the context of this LSA #1 means every unit of the designated Authorized SEC Device may not contain Adobe PostScript(R)3(TM). In the event that the Authorized SEC Device is offered for sale with Adobe PostScript(R)3(TM) both as an option and as a standard feature (in this case as two versions of the same Authorized SEC Device) both versions will be considered as "Unbundled Product".

2.0 ADDITIONAL LICENSE GRANTED. Unless specifically set out herein, SEC is given no rights hereunder to distribute or in any other manner transfer Source Materials to any third person. All Licenses granted herein are non-exclusive.

3.0 DELIVERABLES. SEC agrees that PSIP has transmitted to the Authorized SEC Facility one (1) copy of the Machine Executable Copy and related standard documentation for printers identified in each attachment hereto.

4.0 TERM AND TERMINATION. The term of this LSA #1 shall commence upon the Effective Date and shall be coextensive with the term of the License under the MTLA.

5.0 INDEMNIFICATION. SEC shall have the right, subject to the MTLA and this LSA #1, to control its development, manufacturing and marketing efforts. Accordingly, SEC shall, except to the extent that PSIP has indemnified SEC pursuant to the MTLA, indemnify and hold PSIP harmless from any and all losses or damages (including without limitation attorneys' fees and costs and all third party claims or demands of any type whatsoever) arising out of, incurred in connection with or relating to the SEC's development, manufacturing and marketing of Authorized SEC Devices.

--------------------------------------------------------------------------------
(March 28, 2002)                 Page 2            Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

6.0 PROPRIETARY RIGHTS AND CONFIDENTIALITY
6.1 PSIP shall own all title and proprietary rights, including without limitation copyrights, patents and trade secret rights, in any PSIP Material, including without limitation any portion thereof incorporated in or underlying any Derivative Work created by SEC, and any part or copy of any of the foregoing in any form or media. In the case of all Derivative Works, PSIP shall continue to own the underlying Code and all proprietary rights thereto, and shall own the Derivative Work as a whole and all proprietary rights thereto. PSIP shall own such modifications per se and all proprietary rights thereto. SEC shall have the right and license to use such modifications per se, in Source Code or Object Code form to the same extent it is licensed to use the Code in such respective formats as set forth elsewhere in the MTLA and this LSA #1 #1. The foregoing ownership rights are subject to the Licenses set forth herein. Rights not expressly granted to the SEC hereunder are reserved by the PSIP.

Without limiting the foregoing, SEC shall own all title and proprietary rights in any pre-existing SEC intellectual property that SEC contributes to any such Derivative Work.

6.2 Without limiting any of SEC's obligations of confidentiality imposed pursuant to the MTLA, SEC shall (I) specifically require any employee and contractor of SEC to execute SEC's confidentiality and non-disclosure agreement(s) which includes terms and conditions substantially equivalent to those set forth in the MTLA; (ii) notify PSIP promptly and in writing of any circumstances of which SEC has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PSIP to take, at SEC's expense but under PSIP' control, any legal or other action necessary to prevent or stop the access to or use of the Confidential Information by an person or entity that has gained access to the Confidential Information due to the fault or negligence of License or any breach by SEC of the MTLA or this LSA #1.

6.3 Any breach by SEC of any of its obligations under the Section 6 shall be considered to be a Default of the provisions of the MTLA.

7.0 AUDIT RIGHTS.
7.1 PSIP shall have the right, upon reasonable prior notice, to have one (1) of its employees walk through and inspect any SEC Facility to determine whether SEC employs adequate security procedures as required in Paragraph 6.2 of this LSA #1. Any such audit shall take place during normal business hours at SEC's location and shall be conducted in a manner that does not unreasonably disrupt the business operations of SEC. PSIP shall bear the expense of any such audit. PSIP shall comply with SEC's instructions during the audit in SEC Facility.

--------------------------------------------------------------------------------
(March 28, 2002)                   Page 3          Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

                   EXHIBIT A - DESCRIPTION OF LICENSE GRANTED

1.0 PSIP Licensed Products: SEC is authorized to use the following PSIP Licensed Product(s) listed below which it has received in Machine Executable Copy form:

         1.1 PSIP API(TM) specification as used in connection with the SEC Seiko Page Printer Platform (SPPP) interface.

         1.2   Machine executable Adobe PostScript(R)3(TM) code including:
                  1.2.1  Adobe Acrobat(R) Reader
                  1.2.2  Adobe Driver Software (Current Release)
                  1.2.3  Adobe Type Manager(R)
                  1.2.4  Bitmap fonts

2.0 Authorized SEC Device(s): SEC is authorized to use the PSIP Licensed Products in object code format only solely on Authorized SEC Devices listed in Attachment #1 - Summary for Authorized SEC Devices. It is understood between the Parties that SEC has delivered to PSIP the latest technical specifications for each of the Authorized SEC Devices as of the date of execution of this LSA #1. It is further agreed that in the event of a modification to any of the specifications by SEC, PSIP, at is sole discretion may modify the pricing of the affected Authorized SEC Devices.

3.0 Authorized SEC Facility: SEC may store and use the PSIP Materials only at the following Authorized SEC Facility: HIROOKA OFFICE: 80, Harashinden, Hirooka, Shiojiri-shi, Nagano-ken, 399-0785. The Authorized SEC Facility may be changed with the written approval of PSIP, which approval shall not be unreasonably withheld. When the Authorized SEC Facility above is sought to be changed, SEC will notify PSIP in writing of the substitute Authorized SEC Facility's name and address at least thirty (30) days in advance of said change. When SEC stores the duplicated PSIP Materials at a more than one Authorized SEC Facility, then any additional Authorized SEC Facility shall be deemed to be an Authorized SEC Facility thirty (30) days after SEC both (I) has notified PSIP in writing of the address of such additional facility and PSIP' approval has been granted, and
(ii) has paid PSIP' then standard fee for adding an Authorized SEC Facility.

         3.1 Reproduction Sites. SEC may reproduce the PSIP Material in Object Code for Authorized SEC Devices at any of its world-wide sites.


--------------------------------------------------------------------------------
(March 28, 2002)                   Page 4          Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

                     EXHIBIT B - PAYMENTS AND PAYMENT TERMS

1.0 PER UNIT LICENSE FEES:
For each Authorized SEC Device shipped pursuant to this LSA #1, PSIP and SEC agree that there shall be a non-refundable, non-transferable and non-creditable Per Unit License Fees due and paid to PSIP. The amount of the Per Unit License Fees for each Derivative Product developed hereunder is shown below. The percentages in the following two tables are based on the Suggested Retail Price
(SRP) of the product. In the event that a relevant SRP in Japanese Yen shall be established in Japan, the SRP shall be converted into U.S. dollars at TTM rate equal to the average exchange rates for the appropriate currency issued by The Fuji Bank, Limited at the end of the first and last days of the relevant quarterly accounting period (or the first business day thereafter if such day is a Sunday or other non-business day. In the event that a legal SRP cannot be established outside the United States, the SRP of the product in the United States will be used.

         1.1 Per Unit License Fees for Japanese Character Versions (exclusive of Japanese Character Font License Fees)

        -------------------------------------------------------------------------------
                            Royalty for Licensed System        Royalty for optional
                                     (Bundled)             PostScript Kit (unbundled)
        -------------------------------------------------------------------------------
                 *                      *%                            *%
        -------------------------------------------------------------------------------
                 *                      *%                            *%
        -------------------------------------------------------------------------------

         1.2 Per Unit License Fees for Roman Character Versions

        -------------------------------------------------------------------------------
                            Royalty for Licensed System        Royalty for optional
                                     (Bundled)             PostScript Kit (unbundled)
        -------------------------------------------------------------------------------
                 *                      *%                            *%
        -------------------------------------------------------------------------------
                 *                      *%                            *%
        -------------------------------------------------------------------------------

2.0 INCREMENTAL LICENSE FEES FOR JAPANESE CHARACTER POSTSCRIPT FONTs:

     2.1 Heisei Font Set. For each Authorized SEC Device distributed with Heisei Typeface fonts, the following per font charge will apply. It is agreed that in all cases the minimum number of Heisei fonts which may be included in an Authorized SEC Device is 2 (two).

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                 Page 5             Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------
           Japanese SRP for Each Licensed System           Per Heisei Typeface in US $
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------

     2.2 Morisawa Font Set. For each Authorized SEC Device distributed with Morisawa Typeface fonts, the following per font charge will apply. It is agreed that in all cases the minimum number of Morisawa fonts which may be included in an Authorized SEC Device is 2 (two).

     -----------------------------------------------------------------------------------
                    Japanese SRP Price                     Morisawa Typeface in US $
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------
                  *                                                      $*
     -----------------------------------------------------------------------------------

*** means greater than
**  means less than

         2.3 *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                  Page 6           Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

     ----------------------------------------------------------------------------
                 *                       *                          *


     ----------------------------------------------------------------------------
     *                                   *                          *
     ----------------------------------------------------------------------------
     *                                   *                          *
     ----------------------------------------------------------------------------
     *                                   *                          *
     ----------------------------------------------------------------------------

*** means greater than
**  means less than

     2.4 *

3.0 BLOCK LICENSE. PSIP will grant SEC the option of purchasing Block Licenses for Royalties associated with the above defined Licensed Products contained in the Authorized SEC Devices. The Block License will be granted on a non-refundable, non-transferable and non-creditable basis to any other Authorized SEC Device or for any other PSIP technology.

SEC, at its sole discretion, may select, a Block License from U.S. $* ($*) to U.S. $* ($*). Again, at SEC's, sole discretion the Block License may be applicable for an initial period of from 1 (one) to four (4) continuous calendar quarters. The definition of calendar quarters shall be three month periods starting on January 1/st/, April 1/st/, July 1/st/, and October 1/st/. The calculation of actual earned royalty shall be determined by these dates and not the date of initial customer shipment of any Authorized SEC Device.

Each Block License must be selected by SEC no later than 60 (sixty) days prior to the start of the period in which it is to be applied. It SEC selects a Block License, PSIP shall issue an invoice for the Block License to SEC no later than 50 (fifty) days prior to the start of the period of said Block License. Depending upon the size and duration of the Block Licenxe selected, SEC will be able to reduce the Per Unit Royalties which would normally be due and payable to PSIP per Sections 1 and 2 of this Exhibit. The specified discount that SEC could apply to detailed in Table #1 herein:

                  Table#1 - *
                                        *

General Guidelines for Use of Block License
1. The Block License must be established prior to the start of the effective period.

2. In the event that the value of the Block License is not fully used during the initial period, SEC may continue to credit actual earned royalty for an additional period: provided that the discount rate for the royalty shall be equal to the initial period.


* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                  Page 7           Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

3. If actual earned royalty at end of the initial and additional period is less than the applicable value of the Block License, no refund will be provided by PSIP.

4. If actual earned royalty at end of the initial and additional period is greater than the applicable value of the Block License, the additional License Fees that SEC has to pay PSIP shall be equal to the (actual revenues - the applicable value of the Block License) x (100 - applicable Discount Rate of the existing Block License %.

--------------------------------------------------------------------------------
Example
If EPSON elects $*/1Q option:

-PRLS will receive a one-time non-refundable advance payment of $*.
-If EPSON's actual delivery falls short of its forecast and the corresponding royalty for PRLS is less than $* at the end of the 2/nd/ quarter, then PRLS does not provide any refund to EPSON. - If EPSON's delivery is higher than its forecast and the corresponding royalty for PRLS ends up to be $* at the end of the 2/nd/ quarter, then PRLS will receive additional $* from EPSON.
--------------------------------------------------------------------------------

4.0 OTHER PROVISIONS: SEC shall pay additional Royalties over Block License due on the Licensed Product(s) shipped to SEC OEMs/end users. The Per Unit License Fee obligation shall accrue at the time each a Licensed Product or Authorized SEC Device containing the Licensed Product(s) is shipped to a SEC OEM or end user, but shall be reported and paid on a calendar quarter basis. SEC agrees to make such report within thirty (30) days following the end of each calendar quarter, and payment within sixty (60) days following the end of each calendar quarter, commencing with the date of first shipment and continuing until SEC discontinues shipping the Authorized SEC Device containing Licensed Product(s). SEC will notify in writing PSIP at the time of product discontinuance.

5.0 POST WARRANTY MAINTENANCE SERVICES.
5.1 PSIP Maintenance Services (REQUIRED). SEC has executed a Software Maintenance Agreement for the product containing Adobe PostScript(R)3(TM) and the Adobe PostScript Drivers.

For each of the first and subsequent year following the expiration of the Warranty Period (defined as the ninety (90) day period after delivery of the Object Code from PSIP to SEC), the annual Maintenance Fee shall be paid, based on execution of a standard PSIP Maintenance Agreement and valid only for the single named SEC Facility.

///End

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                  Page 8          Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

               Attachment #1 - Summary for Authorized Sec Devices

Following are Specifications and product descriptions associated with the Authorized SEC Devices licensed under this LSA#1.

1.0 K-1 Printer System Summary

       1.1 Controller Design:  *
       1.2 Controller CPU:  *
       1.3 Operating System:  *
       1.4 ROM capacity: Code:  *
       1.5 ROM used by Adobe:  *
       1.6 RAM capacity:  *
       1.7 Standard Communications:  *
       1.8 Optional Communications:  *
       1.9 Making engine:  *
       1.10 Resolution:  *
       1.11 Marking engine speed:  *
       1.12 Color / mono:  *
       1.13 Paper sizes: *
       1.14 Paper sources:
              1.14.1  *
              1.14.2  *
              1.14.3  *
              1.14.4  *
              1.14.5  *
       1.15 Paper output: *
       1.16 User interface: *
       1.17 Language support: *
       1.18 Typeface: *
       1.19 Other Adobe Software: *

2.0 K-1 Phase 2 (Kent-F2) Printer System Summary
       2.1 Controller Design: *
       2.2 Controller CPU: *
       2.3 Operating System: *
       2.4 ROM capacity: Code: *
       2.5 ROM used by Adobe: *
       2.6 RAM capacity: *
       2.7 Standard Communications: *
       2.8 Optional Communications: *
       2.9 Making engine: *
       2.10 Resolution: *
       2.11 Marking engine speed: *
       2.12 Color / mono: *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                  Page 9           Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

       2.13 Paper sizes: *
       2.14 Paper sources:
              2.14.1     *
              2.14.2     *
              2.14.3     *
              2.14.4     *
              2.14.5     *
              2.14.6     *
              2.14.7     *

       2.15 Paper output: *
       2.16 User interface: *
       2.17 Language support: *
       2.18 Typeface:
              2.18.1 Roman: *
              2.18.2 Japan: *
       2.19 Other Adobe Software: *

3.0 K-2 Printer System Summary
       3.1 Controller Design: *
       3.2 Controller CPU: *
       3.3 Operating System: *
       3.4 ROM vapacity: Code: *
       3.5 ROM used by Adobe: *
       3.6 RAM capacity: *
       3.7 Standard Communications: *
       3.8 Optional Communications: *
       3.9 Marking engine: *
       3.10 Resolution: *
       3.11 Marking engine speed: *
       3.12 Color / mono: *
       3.13 Paper sizes: *
       3.14 Paper sources:
              3.14.1     *
              3.14.2     *
              3.14.3     *
              3.14.4     *
              3.14.5     *
       3.15 Paper output: *
       3.16 User interface: *
       3.17 Language Support: *
       3.18 Typeface:
              3.18.1 Roman : *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                 Page 10           Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

              3.18.2 Japan : *
       3.19 Other Adobe Software: *

4.0 K-3 Printer System Summary
       4.1 Controller Design: *
       4.2 Controller CPU: *
       4.3 Operating System: *
       4.4 ROM capacity: Code: *
       4.5 ROM used by Adobe: *
       4.6 RAM capacity: *
       4.7 Standard Communications: *
       4.8 Optional Communications: *
       4.9 Marking engine: *
       4.10 Resolution: *
       4.11 Marking engine speed: *
       4.12 Color / mono: *
       4.13 Paper sizes: *
       4.14 Paper sources:
              4.14.1   *
              4.14.2   *
              4.14.3   *
       4.15 Paper output: *
       4.16 User interface: *
       4.17 Language Support: *
       4.18 Typeface: *
       4.19 Other Adobe Software:  *

5.0 K-4 Printer System Summary
       5.1 Controller Design: *
       5.2 Controller CPU: *
       5.3 Operating System: *
       5.4 ROM capacity: Code: *
       5.5 ROM used by Adobe: *
       5.6 RAM capacity: *
       5.7 Standard Communications: *
       5.8 Optional Communications: *
       5.9 Marking engine: *
       5.10 Resolution: *
       5.11 Marking engine speed: *
       5.12 Color / mono: *
       5.13 Paper sizes: *
       5.14 Paper sources:
              5.14.1     *
              5.14.2     *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                      Page 11       Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

             5.14.3   *
             5.14.4   *
      5.15 Paper output: *
      5.16 User interface: *
      5.17 Language Support: *
      5.18 Typeface: *
      5.19 Other Adobe Software: *

6.0 Kent-G Printer System Summary
      6.1 Controller Design: *
      6.2 Controller CPU: *
      6.3 Operating System: *
      6.4 ROM capacity: Code: *
      6.5 ROM used by Adobe: *
      6.6 RAM capacity: *
      6.7 Standard Communications: *
      6.8 Optional Communications: *
      6.9 Marking engine: *
      6.10 Resolution: *
      6.11 Marking engine speed: *
      6.12 Color / mono: *
      6.13 Paper sizes: *
      6.14 Paper sources:
             6.14.1    *
             6.14.2    *
             6.14.3    *
             6.14.4    *
      6.15 Paper output: *
      6.16 User Interface: *
      6.17 Language Support: *
      6.18 Typeface: *
      6.19 Other Adobe Software: *

7.0 Kent-L Printer System Summary
      7.1 Controller Design: *
      7.2 Controller CPU: *
      7.3 Operating System: *
      7.4 ROM capacity: Code: *
      7.5 ROM used by Adobe: *
      7.6 RAM capacity: *
      7.7 Standard Communications: *
      7.8 Optional Communications: *
      7.9 Marking engine: *
      7.10 Resolution: *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                     Page 12       Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

      7.11 Marking engine speed: *
      7.12 Color / mono: *
      7.13 Paper Sizes: *
      7.14 Paper sources:
             7.14.1     *
             7.14.2     *
      7.15 Paper output: *
      7.16 User interface: *
      7.17 Language Support: *
      7.18 Typeface: *
      7.19 Other Adobe Software: *

8.0 LP8400PS3 Printer System Summary
      8.1   Language Support: *
      8.2   Controller design: *
      8.3   Controller CPU: *
      8.4   Operating System: *
      8.5   ROM Capacity: Code: *
      8.6   RAM Capacity: *
      8.7   Standard communications : *
      8.8   Marking engine: *
      8.9   Resolution: *

      8.10  Engine speed: *
      8.11  Monochrome *
      8.12  Paper Sizes: *
      8.13  Paper Sources
            8.13.1  *
            8.13.2 *
      8.14  *
      8.15  *
      8.16  Paper output: *
      8.17  User interface: *
      8.18  Typefaces: *
      8.19  Host Software:
      8.20

9.0 LP9200PS3 Printer System Summary
      9.1   Language Support: *
      9.2   Controller design: *
      9.3   Controller CPU: *
      9.4   Operating System: *
      9.5   ROM Capacity: Code: *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(March 28, 2002)                    Page 13          Initials: PSIP ___; SEC ___

SEC/PSIP Licensed System Amendment CONFIDENTIAL
--------------------------------------------------------------------------------

      9.6   RAM Capacity: *
      9.7   Standard communications: *
      9.8   Marking engine: *
      9.9   Resolution: *
      9.10  Engine speed: *
      9.11  *
      9.12  Paper Sizes:
      9.13  Paper Sources:
            9.13.1 *
            9.13.2 *
            9.13.3 *
      9.14  *
      9.15  *
      9.16  Paper output: *
      9.17  User interface: *
      9.18  Typefaces:
      9.19  Host Software:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

///End

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(March 28, 2002)                 Page 14            Initials: PSIP ___; SEC ___